Schedule 14A Information
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No. )
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Franklin Universal Trust

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FRANKLIN UNIVERSAL TRUST

IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders’ Meeting (the “Meeting”) of Franklin Universal Trust (the “Fund”) scheduled for Friday, March 21, 2014, at 2:00 p.m., Pacific Time. These materials discuss the proposal to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we’ll vote it as you indicated. If you simply sign, date and return the proxy card, but do not specify a vote on the proposal listed thereon, your proxy will be voted FOR the election of the nominees to the position of Trustee (the “Proposal”).

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us in the enclosed postage-paid envelope so that we know how you would like to vote. When shareholders return their proxy cards promptly, the Fund may be able to save money by not having to conduct additional mailings. Returning your proxy card does not preclude you from attending the Meeting or later changing your vote prior to its being cast.

We welcome your comments. If you have any questions, please call Fund Information at (800) DIAL BEN/342-5236.

TELEPHONE AND INTERNET VOTING
For your convenience, you may be able to vote by telephone or through the Internet,
24 hours a day. If your account is eligible, separate instructions are enclosed.

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FRANKLIN UNIVERSAL TRUST

NOTICE OF 2014 ANNUAL SHAREHOLDERS’ MEETING

The Annual Shareholders’ Meeting (the “Meeting”) of Franklin Universal Trust (the “Fund”) will be held at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, on Friday, March 21, 2014, at 2:00 p.m., Pacific Time.

During the Meeting, shareholders of the Fund will vote on the following:

• The election of a Board of Trustees of the Fund; and

 • Such other matters as may properly come before the Meeting.

The Board of Trustees has fixed January 17, 2014 as the record date for the determination of shareholders entitled to vote at the Meeting.

By Order of the Board of Trustees,

Karen L. Skidmore

Vice President & Secretary

San Mateo, California Dated: February 21, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON MARCH 21, 2014.
The Fund’s Notice of 2014 Annual Shareholders’ Meeting, proxy statement, and form of proxy are available on the Internet at www.proxyonline.com/docs/FT.pdf. The form of proxy on the
Internet site cannot be used to cast your vote.

Please sign and promptly return your proxy card in the self-addressed envelope regardless of the number of shares you own.

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FRANKLIN UNIVERSAL TRUST

PROXY STATEMENT

Who is asking for my vote?

This proxy statement is for the Annual Shareholders’ Meeting (the “Meeting”) of Franklin Universal Trust (the “Fund”), which will be held at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, on Friday, March 21, 2014, at 2:00 p.m., Pacific Time. The Fund’s Board of Trustees (the “Board” or the “Trustees”) is unanimously asking you to vote FOR the election of your Board’s nine nominees to the position of Trustee (the “Proposal”) by promptly completing, signing, dating and returning the enclosed proxy card.

Who is eligible to vote?

Shareholders of record at the close of business on January 17, 2014, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about February 21, 2014.

On what issue am I being asked to vote?

You are being asked to vote on one Proposal: • The election of a Board of Trustees of the Fund.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of all nominees.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don’t specify a vote on the Proposal, your shares will be voted FOR the election of the nominees for the Board.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a bank or brokerage account?

If your shares are held by your bank or broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your bank or broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

How are nominees selected?

The Board has a Nominating Committee consisting of Harris J. Ashton, Sam Ginn, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Effective January 16, 2014, Frank A. Olson resigned from the Nominating Committee. Trustees who are not interested persons of the Fund are referred to as “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as “Interested Trustees.” The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached hereto as “Appendix A.”

Who are the Fund’s Nominees and current members of the Board of Trustees?

The Fund’s nominees and the current Trustees of the Fund are Harris J. Ashton, Sam Ginn, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Frank A. Olson, Larry D. Thompson and John B. Wilson. As described more fully below, these nominees have significant experience managing investment vehicles. Several of the Fund’s nominees have been Trustees since the Fund was launched in 1988, and are also on the Boards of other open-end and closed-end Franklin Templeton funds. They have had experience as senior officers and directors of major business corporations, and some have also held senior positions in state and federal government.

Charles B. Johnson resigned as Chairman of the Board and Trustee of the Fund effective June 13, 2013. In his place, effective as of that date, Rupert H. Johnson, Jr. was appointed as Chairman of the Board and Gregory E. Johnson was appointed as Trustee of the Fund to complete the remainder of Charles B. Johnson’s term. Rupert H. Johnson, Jr. has been a Trustee and Senior Vice President of the Fund since 1988.

Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, a principal shareholder of which is Rupert H. Johnson, Jr., who owned approximately 16.98% of its outstanding shares as of December 31, 2013. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman, Trustee and Senior Vice President of the Fund, is the uncle of Gregory E. Johnson, a Trustee of the Fund. There are no other family relationships among the Trustees or nominees for Trustee.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidences that such person has the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated in the table below, Harris J. Ashton, Frank A. Olson and Sam Ginn have each served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; John B. Wilson has served as chief operating officer of a New York Stock Exchange listed public corporation, as well as chief financial officer of a NASDAQ listed public corporation; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; and Rupert H. Johnson, Jr. and Gregory E. Johnson are high ranking executive officers of Franklin Templeton Investments.

Listed below, for each nominee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.

Nominees for Independent Trustee

			Number of
			Portfolios in
			Fund Complex
		Length of	Overseen by	Other Directorships Held
Name, Year of Birth and Address	Position	Time Served	Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1988	141	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981–2010	).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	114	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite
San Mateo, CA 94403-1906				company) (2006–2010), Chevron
				Corporation (global energy
				company) (1989–2009), Hewlett-
				Packard Company (technology
				company) (1996–2002), Safeway, Inc.
				(grocery retailer) (1991–1998) and
				TransAmerica Corporation
				(insurance company) (1989–1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012);
and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999–2000); Chairman of the Board and
Chief Executive Officer, AirTouch Communications (cellular communications) (1993–1998) and Pacific Telesis Group (telephone holding company) (1988–1994).

Edith E. Holiday (1952)	Trustee	Since 2004	141	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and allied
				products)(1994–2013), RTI
				International Metals, Inc.
				(manufacture and distribution of
				titanium), Canadian National
				Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary
of the Cabinet (1990–1993); General Counsel to the United States Treasury Department (1989–1990); and Counselor to the
Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988–1989).

J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing)(2006–2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991–2006).

		5

Nominees for Independent Trustee
Number of
Portfolios in
Fund Complex
		Length of	Overseen by	Other Directorships Held
Name, Year of Birth and Address	Position	Time Served	Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2005	141	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998–2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980–2000) and Chief Executive Officer
(1977–1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	141	Cbeyond, Inc. (business communications
One Franklin Parkway				provider) (2010–2012), The Southern
San Mateo, CA 94403-1906				Company (energy company) and The
Washington Post Company (education
and media organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products)
(July 2012); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law
(2011–2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004–2011); Senior
Fellow of The Brookings Institution (2003–2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001–2003).

John B. Wilson (1959)	Lead	Trustee since	114	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc.
(retail) (1996–2000); Chief Financial Officer and Executive Vice President – Finance Strategy, Staples, Inc. (1992–1996); Senior Vice
President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990–1992); and Vice President and Partner, Bain & Company
(consulting firm) (1986–1990).

**Gregory E. Johnson (1961)	Trustee	Since June 2013	152	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.;
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of	141	None
One Franklin Parkway	Board,	the Board since
San Mateo, CA 94403-1906	Trustee and	June 2013 and
	Senior Vice	Trustee and
	President	Senior Vice
President since
1988

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

6

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin
Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.
**Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources, which is the parent company of the Fund’s investment manager and distributor.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Trust.

The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 31, 2013.

Independent Trustees:
Aggregate Dollar Range of Equity
Securities in all Funds Overseen by the
	Dollar Range of Equity	Board Member in the Franklin Templeton
Name of Nominee	Securities in the Trust	Investments Fund Complex
Harris J. Ashton . . . . . . . . . . . . . . . . . . . .	$10,000–$50,000	Over $100,000
Sam Ginn . . . . . . . . . . . . . . . . . . . . . . . . .	None	Over $100,000
Edith E. Holiday . . . . . . . . . . . . . . . . . . . .	None	Over $100,000
J. Michael Luttig . . . . . . . . . . . . . . . . . . . .	None	Over $100,000
Frank A. Olson . . . . . . . . . . . . . . . . . . . . .	None	Over $100,000
Larry D. Thompson . . . . . . . . . . . . . . . . . .	None	Over $100,000
John B. Wilson . . . . . . . . . . . . . . . . . . . . .	None	Over $100,000

Interested Trustees:
Aggregate Dollar Range of Equity
Securities in all Funds Overseen by the
	Dollar Range of Equity	Board Member in the Franklin Templeton
Name of Nominee	Securities in the Trust	Investments Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	$1–$10,000	Over $100,000

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least eight times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

The Fund’s Independent board members constitute the sole independent directors/trustees of 27 investment companies in the Franklin Templeton Investments complex, for which each Independent Director/Trustee currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund’s lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives an additional fee of $50,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Independent Directors/Trustees are also reimbursed for expenses incurred in connection with attending meetings.

During the fiscal year ended August 31, 2013, there were eight meetings of the Board, one meeting of the Nominating Committee, and three meetings of the Audit Committee. Each of the Trustees attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

The Fund does not currently have a formal policy regarding Trustees’ attendance at the Annual Shareholders’ Meeting. None of the Trustees attended the Fund’s last annual meeting held on March 22, 2013.

Certain Interested Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the aggregate compensation paid to the nominees for Independent Trustee by the Fund individually and by all of the funds in the Franklin Templeton Investments fund complex. These Trustee nominees also serve as directors or trustees of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Investments fund complex enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and more effectively oversee the management of, the funds.

		Total Compensation from	Number of Boards within
	Aggregate	Franklin Templeton	Franklin Templeton
	Compensation	Investments Fund	Investments Fund Complex
Name of Nominee	from the Trust*	Complex**	on which Trustee Serves***

Harris J. Ashton . . . . . . . . . . . . . . . . . . . . .	$1,321	$493,000	41
Sam Ginn . . . . . . . . . . . . . . . . . . . . . . . . . .	3,321	305,000	27
Edith E. Holiday . . . . . . . . . . . . . . . . . . . . .	1,321	537,000	41
J. Michael Luttig . . . . . . . . . . . . . . . . . . . . .	3,325	514,000	41
Frank A. Olson . . . . . . . . . . . . . . . . . . . . . .	3,325	514,000	41
Larry D. Thompson . . . . . . . . . . . . . . . . . . .	3,321	575,000	41
John B. Wilson . . . . . . . . . . . . . . . . . . . . . .	5,376	401,000	27

* Compensation received for the fiscal year ended August 31, 2013.
** Compensation received for the calendar year ended December 31, 2013.
*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 158 U.S. based funds or series.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her professional experience for the past 5 years, and his or her position and length of service with the Fund:

Name, Year of Birth and Address	Position	Length of Time Served

**Gregory E. Johnson (1961)	Trustee	Since June 2013
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Please refer to the table “Nominees for Interested Trustee” for additional information about Mr. Gregory E. Johnson.

**Rupert H. Johnson, Jr. (1940)	Chairman of Board, Trustee and	Chairman of the Board since June 2013 and
One Franklin Parkway	Senior Vice President	Trustee and Senior Vice President since 1988
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Please refer to the table “Nominees for Interested Trustee” for additional information about Mr. Rupert H. Johnson, Jr.

Alison E. Baur (1964)	Vice President	Since 2012
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Officer – Finance	Since 2009
One Franklin Parkway	and Administration
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments.

Gaston Gardey (1967)	Treasurer, Chief Financial Officer	Since 2009
One Franklin Parkway	and Chief Accounting Officer
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000–2004).

Steven J. Gray (1955)	Vice President	Since 2009
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President – AML Compliance	Since 2012
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

10

Name, Year of Birth and Address	Position	Length of Time Served
Edward B. Jamieson (1948)	President and Chief Executive	President since 1993 and Chief Executive
One Franklin Parkway	Officer – Investment Management	Officer – Investment Management since 2002
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief Compliance Officer	Since March 2013
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007–2013); and Secretary and
Vice President, Templeton Group of Funds (2004–2013).

Karen L. Skidmore (1952)	Vice President and Secretary	Since 2006
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

11

The Investment Manager. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Investment Manager, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is BNY Mellon Investment Servicing, c/o Computershare, P.O. Box 30170, College Station, Texas 77842-3170.

The Custodian. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund’s securities and other assets.

Reports to Shareholders and Financial Statements. The Fund’s last audited financial statements and annual report for the fiscal year ended August 31, 2013, are available free of charge. To obtain a copy, please call (800) DIAL BEN/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

Principal Shareholders. As of January 17, 2014, the Fund had 25,131,894 shares outstanding and total net assets of $199,978,885. The Fund’s shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management, as of January 17, 2014, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding shares.

In addition, to the knowledge of the Fund’s management, as of January 17, 2014, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for their review and consideration.

The Board has a standing Audit Committee currently consisting of Messrs. Wilson (Chairman), Luttig and Thompson, all of whom are Independent Trustees and also are considered to be “independent” as that term is defined by the NYSE’s listing standards. Effective January 16, 2014, Frank A. Olson resigned from the Audit Committee and the Board appointed Larry D. Thompson to serve on the Audit Committee. The Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting.

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $41,578 for the fiscal year ended August 31, 2013, and $42,148 for the fiscal year ended August 31, 2012.

Audit-Related Fees. There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees” above for the fiscal years ended August 31, 2013 and August 31, 2012.

There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of financial statements for the fiscal years ended August 31, 2013 and August 31, 2012.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2013 and August 31, 2012.

The aggregate fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $3,100 for the fiscal year ended August 31, 2013, and $54,600 for the fiscal year ended August 31, 2012.

All Other Fees. The fees paid to PwC for products and services rendered by PwC to the Fund, not reported in previous paragraphs, were $0 the fiscal year ended August 31, 2013 and $65 for the fiscal year ended August 31, 2012.

The fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund, not reported in previous paragraphs, were $0 for the fiscal year ended August 31, 2013 and $152,385 for the fiscal year ended August 31, 2012.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Fund and to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, were $3,100 for the fiscal year ended August 31, 2013, and $207,050 for the fiscal year ended August 31, 2012.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Audit Committee Report. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities. A copy of the charter was attached as “Appendix A” to the proxy statement for the 2012 Annual Shareholders’ Meeting.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors’ report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the following: the auditors’ responsibilities in accordance with generally accepted auditing standards; the auditors’ responsibilities for information prepared by the Fund’s management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; the Fund’s management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with the Fund’s management; whether there was any consultation with other accountants; whether there were any major issues discussed with the Fund’s management prior to the auditors’ retention; whether the auditors encountered any difficulties in dealing with the Fund’s management in performing the audit; and the auditors’ judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with the Fund’s management and the Fund’s auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2013, for filing with the SEC.

THE AUDIT COMMITTEE
John B. Wilson (Chairman)
J. Michael Luttig
Frank A. Olson (resigned from the Audit Committee,
effective January 16, 2014)

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure. Seventy-five percent or more of Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that NYSE rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions. Accordingly, the Fund does not anticipate receiving any “broker non-votes” (i.e., proxy cards returned by broker-dealers without voting instructions for shares held of record).

Quorum. Forty percent of the shares entitled to vote — present in person or represented by proxy — constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Provided that a quorum is present, the election of Trustees requires a plurality of shares voted, meaning that the nine nominees receiving the greatest number of votes shall be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Adjournment. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned by a majority vote of the shares represented at the Meeting, either in person or by proxy, properly cast upon the question of adjournment. If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original Meeting, in which case the Board of Trustees shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.

Whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting, and on any other proposals properly raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund anticipates mailing this proxy statement on or about February 21, 2014. The Fund anticipates that its next Annual Shareholders’ Meeting will be held on or about Friday, March 20, 2015. Shareholder proposals to be presented at the next annual meeting must be received at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than October 24, 2014, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2015 Annual Shareholders’ Meeting without including the proposal in the Fund’s proxy statement must notify the Fund at the Fund’s offices of such proposal by January 7, 2015. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2015 Annual Shareholders’ Meeting may exercise discretionary voting power with respect to any such proposal.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the designated proxy holders will vote on such matters in accordance with the views of the Fund’s management.

By order of the Board of Trustees,

Karen L. Skidmore
Vice President & Secretary

Dated: February 21, 2014
San Mateo, California

APPENDIX A

NOMINATING COMMITTEE CHARTER

I. The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II. Board Nominations and Functions.

1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV. Other Powers and Responsibilities.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the
Committee present at a meeting at which a quorum is present shall be the action of the
Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

FUT PROXY 02/14

                                            EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY **FRANKLIN UNIVERSAL TRUST** **PROXY**

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 21, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The undersigned hereby revokes all previous proxies for his or her shares of Franklin Universal Trust (the "Fund") and appoints Craig S. Tyle, Karen L. Skidmore and Alison Baur, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403-1906 at 2:00 p.m., Pacific time, on March 21, 2014, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The Board of Trustees of the Fund solicits this proxy. It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted FOR the election of nominees for Trustee for the terms specified in the proxy statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the meeting in person. This will save the expense of follow-up letters to shareholders who have not responded.

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date

FT_25394_020714

	YES	**NO**
I plan to attend the Annual Meeting.	☐	☐

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                    EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON MARCH 21, 2014.
The Fund’s Notice of 2014 Annual Shareholders’ Meeting, Proxy Statement and form of Proxy are available on the Internet at
www.proxyonline.com/docs/FT.pdf
The form of proxy on the Internet site cannot be used to cast your vote.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

FT_25394_020714